Please file this Prospectus Supplement with your records.


                 STRONG ASSET ALLOCATION FUND II

         Supplement to the Prospectus dated May 1, 1997


STRONG ASSET ALLOCATION FUND II

The following portfolio management changes have been made for the
Fund:

1. Mr. Rimas M. Milaitis will serve as the only portfolio manager of the equity portion of the Fund. Mr. Milaitis joined Strong Capital Management, Inc. in December of 1995. For the previous four years, he managed several conservative equity portfolios at Aon Advisors, Inc. ("AAI") in Chicago, Illinois. For the two years prior to that, he served as an equity trader for AAI. Prior to working at AAI, Mr. Milaitis served as an equity portfolio assistant for three years to the Illinois State Board of Investment. He attended DePaul University, where he was awarded his M.B.A. in 1991 and Illinois State University where he received his B.S. degree in Economics in 1984.
2. Messrs. Bradley C. Tank and Jeffrey A. Koch will serve as the only portfolio managers of the bond and cash portions of the Fund. Information relating to the professional backgrounds of Messrs. Tank and Koch can be found on pages 18 and 19 of the Fund's prospectus.


    The date of this Prospectus Supplement is July 14, 1997.